                                                                               .
                                                                               .
                                                                               .

                                                                     EXHIBIT 3.4

               HENRY BIRKS & SONS INC. / HENRY BIRKS ET FILS INC.

                                 BY-LAW NO. ONE

                                                                                                               PAGE
                                                                                                               ----
DEFINITIONS..............................................................................................       1
     Act.................................................................................................       1
     Articles............................................................................................       1
     By-law..............................................................................................       1

REGISTERED OFFICE........................................................................................       1

CORPORATE SEAL...........................................................................................       2

DIRECTORS................................................................................................       2
     Number..............................................................................................       2
     Vacancies...........................................................................................       2
     Vacation of Office..................................................................................       2
     Election............................................................................................       3
     Consent to be Elected or Appointed Director.........................................................       3

MEETINGS OF DIRECTORS....................................................................................       3
     Place and Calling of Meetings.......................................................................       3
     Notice..............................................................................................       3
     Waiver of Notice....................................................................................       4
     Participation by Communication Facilities...........................................................       4
     Adjournment.........................................................................................       4
     Quorum and Voting...................................................................................       5
     Resolution in lieu of Meeting.......................................................................       5

REMUNERATION OF DIRECTORS................................................................................       5

SUBMISSION OF CONTRACTS OR TRANSACTIONS TO SHAREHOLDERS FOR APPROVAL.....................................       6

CHAIRMAN OF THE BOARD....................................................................................       6

OFFICERS.................................................................................................       6
     Appointment of Officers.............................................................................       6
     Remuneration and Removal of Officers................................................................       6
     Duties of Officers may be Delegated.................................................................       7
     President...........................................................................................       7
     Vice-President......................................................................................       7
     Secretary...........................................................................................       7

                                                                     EXHIBIT 3.4

     Treasurer...........................................................................................       8
     Assistant Secretary and Assistant Treasurer.........................................................       8

COMMITTEES...............................................................................................       8
     Appointment of Committees...........................................................................       8
     Audit Committee.....................................................................................       8
     Nominating Committee................................................................................       9
     Corporate Governance Committee......................................................................       9
     Executive Committee.................................................................................       9
     Compensation Committee..............................................................................      10

DISCLOSURE OF INTEREST...................................................................................      10

INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS AND OTHERS.........................................      11
     Liability...........................................................................................      11
     Indemnification.....................................................................................      11
     Insurance...........................................................................................      12

MEETINGS OF SHAREHOLDERS.................................................................................      12
     Annual Meeting......................................................................................      12
     Special Meetings....................................................................................      13
     Place of Meetings...................................................................................      13
     Notice..............................................................................................      13
     Omission of Notice..................................................................................      13
     Record Date.........................................................................................      14
     Participation by Communication Facilities...........................................................      14
     Votes...............................................................................................      14
     Proxies.............................................................................................      15
     Adjournment.........................................................................................      17
     Quorum..............................................................................................      17

SECURITIES...............................................................................................      17
     Certificates........................................................................................      17
     Registrar and Transfer Agent........................................................................      17
     Surrender of Share Certificates.....................................................................      18
     Defaced, Destroyed, Stolen or Lost Certificates.....................................................      18

DIVIDENDS................................................................................................      19

NOTICES..................................................................................................      19
     Method of Giving Notices............................................................................      19
     Shares registered in more than one (1) name.........................................................      19
     Persons becoming entitled by operation of law.......................................................      19
     Deceased Shareholder................................................................................      19
     Signatures to Notices...............................................................................      20
     Computation of Time.................................................................................      20

                                                                     EXHIBIT 3.4

     Proof of Service....................................................................................    20

CHEQUES, DRAFTS, NOTES, ETC..............................................................................    20

CUSTODY OF SECURITIES....................................................................................    21

EXECUTION OF CONTRACTS, ETC..............................................................................    21

DECLARATIONS.............................................................................................    22

FISCAL YEAR..............................................................................................    22

                                 BY-LAW NO. ONE

      being a by-law relating generally to the transaction of the business and affairs of Henry Birks & Sons Inc./Henry Birks et Fils Inc. (the "CORPORATION").

DEFINITIONS

1. In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:

      (a) "ACT" means the Canada Business Corporations Act, R.S.C., 1985, chapter C-44, any statute that may be substituted therefore and any regulations thereunder, as from time to time amended; and any reference to a section of the Act is a reference to a section of the Act as such section is presently numbered or as it may be renumbered from time to time;

      (b) "ARTICLES" means the articles of the Corporation, as from time to time amended or restated;

      (c) "BY-LAW" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

      (d) words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter genders and vice versa; words importing persons shall include bodies corporate, corporations, companies, partnerships, syndicates, trusts and any number or aggregate of individuals;

      (e) the headings used in this by-law are inserted for reference purposes only and are not to be considered or taken into account in construing the terms or provisions thereof or to be deemed in any way to clarify, modify or explain the effect of any such terms or provisions; and

      (f) all terms contained in this by-law and which are defined in the Act shall have the meanings given to such terms in the Act.

REGISTERED OFFICE

2. The Corporation may from time to time (i) by resolution of the board of directors, change the place and/or address of the registered office of the Corporation within the province specified in its articles and (ii) by articles of amendment, change the province in which its registered office is situated to another province of Canada.

CORPORATE SEAL

3. The Corporation may have one or more corporate seals which shall be such as the board of directors may by resolution from time to time adopt and change.

DIRECTORS

4. Number

      There shall be a board of directors consisting of such fixed number, or minimum and maximum number of directors as may be set out in the articles. If any of the issued securities of the Corporation are or were part of a distribution to the public, remain outstanding and are held by more than one person, the Corporation shall not have fewer than three (3) directors, at least two (2) of whom are not officers or employees of the Corporation or its affiliates.

5. Vacancies

      If a fixed number of directors is set out in the articles and if such fixed number is higher than the number of directors in office at the time of the amendment to the articles, or if such fixed number is thereafter increased, the resulting vacancies shall be filled at a meeting of shareholders duly called for that purpose. Notwithstanding the provisions of this by-law and subject to the provisions of the Act, if a vacancy should otherwise occur in the board, the remaining directors, if constituting a quorum, may appoint a qualified person to fill the vacancy for the remainder of the term, except a vacancy resulting from the fixing, in the articles, of a number of directors that is higher than the number of directors in office at the time of the amendment to the articles, from a subsequent increase of such fixed number or from a failure of the shareholders to elect the number or minimum number of directors specified in the articles. In the absence of a quorum or if the vacancy has arisen from a failure by the shareholders to elect the number or minimum number of directors specified in the articles, the remaining directors shall forthwith call a meeting of shareholders to fill the vacancy pursuant to subsection 111(2) of the Act. If the directors fail to call such a meeting or if there are no directors then in office, any shareholder may call the meeting. Where a vacancy or vacancies exist in the board, the remaining directors may exercise all of the powers of the board so long as a quorum remains in office.

6. Vacation of Office

      The office of a director shall ipso facto be vacated if:

      (a)   he dies;

      (b) by notice in writing to the Corporation, he resigns his office and such resignation, if not effective immediately, becomes effective in accordance with its terms;

      (c)   he is removed from office in accordance with section 109 of the Act;
            or

      (d)   he ceases to be qualified to be a director.

7. Election

      Directors shall be elected by the shareholders by ordinary resolution in a general meeting unless the articles of the Corporation confer upon the directors the right to appoint additional directors in which case, the dispositions of the Act apply. A vote by ballot shall not be necessary for the election of the directors unless it is required by someone present and entitled to vote at the meeting.

      A retiring director shall retain office until the adjournment or termination of the meeting at which his successor is elected, unless such meeting was called for the purpose of removing him from office as a director in which case the director so removed shall vacate office forthwith upon the passing of the resolution for his removal.

8. Consent to be Elected or Appointed Director

      An individual who is elected or appointed to hold office as a director is not a director and is deemed not to have been elected or appointed to hold office as a director unless:

      (a) the said individual was present at the meeting when the election or appointment took place and he did not refuse to hold office as a director; or

      (b) the said individual was not present at the meeting when the election or appointment took place and the said individual consented to hold office as a director in writing before the election or appointment or within ten (10) days after it, or the said individual has acted as a director pursuant to the election or appointment.

MEETINGS OF DIRECTORS

9. Place and Calling of Meetings

      Subject to the articles, meetings of directors may be held at any place within or outside Canada as the directors may from time to time determine or the person convening the meeting may give notice. A meeting of the board of directors may be convened by the chairman of the board, if any, the president, if any, or any director at any time. The secretary, if any, shall, upon direction of any of the foregoing, convene a meeting of the board of directors.

10. Notice

      Notice of the time and place for the holding of any such meeting shall be delivered, mailed, faxed or emailed to each director at his latest address as shown on the records of the Corporation no less than two (2) days or twelve (12) days if mailed (exclusive of the day on which the notice is sent, but inclusive of the day for which notice is given) before the date of the meeting; provided that meetings of the board of directors may be held at any time without notice, if all the directors have waived notice.

      For the first meeting of the board of directors, to be held immediately following the election of directors at any annual or special meeting of the shareholders, no notice of such meeting need be given to the newly elected or appointed director or directors in order for the meeting to be duly constituted, provided a quorum of the directors is present.

      A notice of a meeting of directors shall specify any matter referred to in subsection 115(3) of the Act that is to be dealt with at the meeting but otherwise need not specify the purpose of or the business to be transacted at the meeting.

11. Waiver of Notice

      Notice of any meeting of the board of directors or any irregularity in any meeting or in the notice thereof may be waived by any director, and such waiver may be validly given either before or after the meeting to which such waiver relates. The attendance of a director at a meeting of directors is a waiver of notice of the meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

12. Participation by Communication Facilities

      A director may, if all the directors of the Corporation consent thereto (either before, during or after the meeting), participate in a meeting of the board of directors or of any committee thereof, if any, by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other, and a director participating in such manner is deemed to be present at that meeting. A consent may be given with respect to all meetings of the board and/or of the committees of the board, if any.

13. Adjournment

      Any meeting of the board of directors may be adjourned from time to time by the chairman of the meeting, with the consent of the meeting, to a fixed time and place and no notice of the time and place for the continuance of the adjourned meeting need be given to any director in such a case. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present at the meeting. The directors who formed a quorum at the original meeting are not required to form the quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment.

14. Quorum and Voting

      Subject to the articles, a majority of the number of directors in office shall constitute a quorum for the transaction of business. Subject to subsection 117(1) of the Act, no business shall be transacted by the directors, except at a meeting of directors at which a quorum of the board is present. The directors shall not transact business at a meeting unless the number of Canadian directors required by the law are present, except where:

      (a) a resident Canadian director who is unable to be present approves in writing, or by telephonic, electronic or other communication facility, the business transacted at the meeting; and

      (b) the required number of resident Canadian directors would have been present had that director been present at the meeting.

      Questions arising at any meeting of the board of directors shall be decided by a majority of votes cast. In case of an equality of votes, the chairman of the meeting, in addition to his original vote, shall not have a second or casting vote.

15. Resolution in lieu of Meeting

      A resolution in writing, signed by all the directors entitled to vote on that resolution at a meeting of directors or a committee of directors, if any, is as valid as if it had been passed at a meeting of directors or committee of directors, if any.

      A copy of every such resolution shall be kept with the minutes of the proceedings of the directors or committee of directors, if any.

REMUNERATION OF DIRECTORS

16. Subject to the articles, the remuneration to be paid to the directors shall be such as the board of directors shall from time to time determine and such remuneration shall not be in addition to the salary paid to any officer of the Corporation who is also a member of the board of directors. The directors may also by resolution award special remuneration to any director undertaking any special services on the Corporation's behalf other than the routine work ordinarily required of a director by the Corporation. The confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors concerned shall not vote on such resolutions. The directors shall be entitled to be paid their traveling and other expenses properly incurred by them in connection with the affairs of the Corporation.

SUBMISSION OF CONTRACTS OR TRANSACTIONS TO SHAREHOLDERS FOR APPROVAL

17. The board of directors, in its discretion, may submit any contract, act or transaction for approval, ratification or confirmation at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same and any contract, act or transaction that shall be approved, ratified or confirmed by resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation's articles or the by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Corporation.

CHAIRMAN OF THE BOARD

18. The chairman of the board, if any, shall, if present, preside at all meetings of the board of directors and of shareholders. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the board of directors.

OFFICERS

19. Appointment of Officers

      Subject to the articles, the board of directors, annually or as often as may be required, may appoint among themselves a chairman of the board and may appoint a president and a secretary and, if deemed advisable, may appoint a vice chairman, one (1) or more vice-presidents (to which title may be added words indicating seniority or function), a treasurer and one (1) or more assistant secretaries and/or one (1) or more assistant treasurers. None of such officers, except the chairman of the board, need be a director of the Corporation. The board of directors may from time to time designate such other offices and appoint such other officers, employees and agents as it shall deem necessary, who shall have such authority and shall perform such functions and duties, as may from time to time be prescribed by resolution of the board of directors. Any two (2) or more offices may be held by the same person. In case and whenever the same person holds the offices of secretary and treasurer he may, but need not, be known as the secretary-treasurer.

20. Remuneration and Removal of Officers

      Subject to the articles, the remuneration of all officers, employees and agents elected or appointed by the board of directors may be determined from time to time by resolution of the board of directors. The fact that any officer, employee or agent is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be so determined. The board of directors may, by resolution, remove any officer, employee or agent at any time, with or without cause, subject to his rights under any employment contract in force between the Corporation and such individual.

21. Duties of Officers may be Delegated

      In case of the absence or inability or refusal to act of any officer of the Corporation or for any other reason that the board of directors or the President, as applicable, may deem sufficient, the board of directors or the President, as applicable, may delegate all or any of the powers of such officer to any other officer or to any director for the time being.

22. President

      The president, if any, shall be the chief executive officer of the Corporation and shall exercise general supervision over the business and affairs of the Corporation. In the absence or inability of the chairman of the board, if any, the president shall, when present, preside at all meetings of the board of directors and shareholders; he shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and shall perform such other duties as may from time to time be assigned to him by resolution of the board of directors or as are incident to his office.

23. Vice-President

      The vice-president or, if more than one (1), the vice-presidents, in order of seniority, shall be vested with all the powers and shall perform all the duties of the president in the absence or inability or refusal to act of the president, provided, however, that a vice-president, who is not a director, shall not preside as chairman at any meeting of shareholders. The vice-president or, if more than one (1), the vice-presidents, in order of seniority, shall sign such contracts, documents or instruments in writing as require his or their signatures and shall also have such other powers and duties as may from time to time be assigned to him or them by resolution of the board of directors or, to the extent permitted by the Act, by the president of the Corporation.

24. Secretary

      The secretary, if any, shall give or cause to be given notices for all meetings of the board of directors, of committees thereof, if any, and of shareholders when directed to do so and shall have charge, subject to the provisions of this by-law, of the records referred to in section 20 of the Act (except the accounting records) and of the corporate seal or seals, if any, except when some other officer or agent has been appointed for that purpose. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the board of directors or as are incident to his office.

25. Treasurer

      Subject to the provisions of any resolution of the board of directors, the treasurer, if any, shall have the care and custody of all the funds and securities of the Corporation and shall deposit the same in the name of the Corporation in such bank or banks or with such other depositary or depositaries as the board of directors may, by resolution, direct. He shall prepare, maintain and keep or cause to be kept adequate books of accounts and accounting records. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the board of directors or as are incident to his office. He may be required to give such bond for the faithful performance of his duties as the board of directors, in their absolute discretion, may require, and no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Corporation to receive any indemnity thereby provided.

26. Assistant Secretary and Assistant Treasurer

      The assistant secretary or, if more than one (1), the assistant secretaries, in order of seniority, and the assistant treasurer or, if more than one (1), the assistant treasurers, in order of seniority, shall respectively perform all the duties of the secretary and treasurer, respectively, in the absence or inability to act of the secretary or treasurer, as the case may be. The assistant secretary or assistant secretaries, if more than one (1), and the assistant treasurer or assistant treasurers, if more than one (1), shall sign such contracts, documents or instruments in writing as require his or their signatures respectively and shall have such other powers and duties as may from time to time be assigned to them by resolution of the board of directors.

COMMITTEES

27. Appointment of Committees

      The board of directors may from time to time appoint from their number one
(1) or more committees consisting of one (1) or more individuals and delegate to such committee or committees any of the powers of the directors, except as provided in subsection 115(3) of the Act. Unless otherwise ordered by the board, a committee of directors shall have power to fix its quorum and to regulate its proceedings. Meetings of any such committee may be held at any place in or outside of Canada.

28. Audit Committee

      The Corporation shall have an Audit Committee composed of not fewer than three (3) directors. If any of the issued securities of the Corporation are or were part of a distribution to the public, remain outstanding and are held by more than one (1) person, each of the directors composing the Audit Committee must be independent and none of them must be an employee of the Corporation or any of its affiliates. The members of the Audit Committee shall be appointed annually by the board of directors from its number.

The Audit Committee shall be responsible for reviewing the scope and results of the annual audit of the Corporation's consolidated financial statements conducted by the Corporation's independent auditors, the scope of other services provided by the Corporation's independent auditors, the proposed changes in the Corporation's policies and procedures with respect to its internal accounting, auditing, auditing and financial controls and shall have such other powers and duties as may be provided in the Act or specified by the board of directors.

29. Nominating Committee

      The board of directors may appoint a Nominating Committee composed of not fewer than three (3) directors. If any of the issued securities of the Corporation are or were part of a distribution to the public, remain outstanding and are held by more than one (1) person, each of the directors composing the Nominating Committee must be independent and none of them must be an employee of the Corporation or any of its affiliates. The Nominating Committee shall be responsible for nominating potential nominees to the board of directors. The members of the Nominating Committee shall be appointed annually by the board of directors from its number. The Nominating Committee shall have the powers and duties as may be specified by the board of directors.

30. Corporate Governance Committee

      The board of directors shall have a Corporate Governance Committee composed of not fewer than three (3) directors. If any of the issued securities of the Corporation are or were part of a distribution to the public, remain outstanding and are held by more than one (1) person, each of the directors composing the Corporate Governance Committee must be independent and none of them must be an employee of the Corporation or any of its affiliates. The Corporate Governance Committee shall be responsible for overseeing all aspects of the Corporation's corporate governance policies. The members of the Corporate Governance Committee shall be appointed annually by the board of directors from its number. The Corporate Governance Committee shall have such other powers and duties that may be specified by the board of directors. No agreement or arrangement between the Corporation and any affiliate of the Corporation shall be entered into by the Corporation without the approval of the Corporate Governance Committee; provided, however, that the foregoing prohibition shall not apply to any agreement or arrangement that does not exceed any applicable threshold which may be established by the Corporate Governance Committee from time to time.

31. Executive Committee

      The board of directors may appoint an Executive Committee composed of at least three (3) members of the board of directors and responsible for facilitating the efficient operation of the Corporation. The members of the Executive Committee shall be appointed annually by the board of directors from its number. The Executive Committee shall have the powers and duties as may be specified by the board of directors.

32. Compensation Committee

      The board of directors shall appoint a Compensation Committee composed of not fewer than three (3) directors. If any of the issued securities of the Corporation are or were part of a distribution to the public, remain outstanding and are held by more than one (1) person, each of the directors composing the Compensation Committee must be independent and none of them must be an employee of the Corporation or any of its affiliates. The Compensation Committee shall be responsible for recommending to the board of directors executive compensation, including base salaries, bonuses and long-term incentive awards for the executive officers of the Corporation. The members of the Compensation Committee shall be appointed annually by the board of directors from its number. The Compensation Committee shall have the powers and duties as may be specified by the board of directors.

DISCLOSURE OF INTEREST

33. A director or officer of the Corporation shall disclose to the Corporation, in writing, or by requesting to have it entered in the minutes of meetings of directors or of meetings of committees of directors, if any, the nature and extent of any interest that he has in a material contract or material transaction, whether made or proposed, with the Corporation: if the director or officer is a party to the contract or the transaction; if he is a director or officer, or an individual acting in a similar capacity of a party to the contract or transaction; or if he has a material interest in a party to the contract or transaction.

      In the case of a contract or transaction or a proposed contract or transaction involving a director, the disclosure shall be made at the meeting of directors at which the question of entering into the contract or transaction is first considered. If the director was not at the time of the meeting referred to previously interested in the proposed contract or transaction, the disclosure shall be at the first meeting of the directors held after he becomes so interested. If the director becomes interested in a contract or transaction after it is made, the disclosure shall be made at the first meeting of directors held after the director becomes so interested. If an individual who is interested in a contract or transaction later becomes a director, the disclosure shall be made at the first meeting after he becomes a director.

      If a material contract or material transaction, whether entered into or proposed, is one that, in the ordinary course of the Corporation's business, would not require approval by the directors or shareholders, a director or officer shall disclose, in writing to the Corporation or request to have it entered in the minutes of meetings of directors or of meetings of committees of directors, if any, the nature and extent of his interest immediately after he becomes aware of the contract or transaction.

      In the case of a contract or transaction or proposed contract or transaction involving an officer who is not a director, the disclosure shall be made immediately after he becomes aware that the contract, transaction or proposed contract or proposed transaction is to be considered or has been considered at a meeting. If the officer becomes interested after a contract or transaction is made, the disclosure shall be made immediately after he becomes so interested. If an individual who is interested in a contract or transaction later becomes an officer, the disclosure shall be made immediately after he becomes an officer.

      A general notice to the directors declaring that a director or an officer is to be regarded as interested, for any of the following reasons, in a contract or transaction made with a party, is a sufficient declaration of interest in relation to the contract or transaction:

      (a) the director or officer is a director or officer or acting in a similar capacity, of a party to the contract or transaction, or of a party who has a material interest in a party to the contract or transaction;

      (b)   the director or officer has a material interest in the party; or

      (c) there has been a material change in the nature of the director's or the officer's interest in the party.

      A director required to make a disclosure of interest shall not vote on any resolution to approve the contract or transaction unless the contract or transaction:

      (a) relates primarily to his remuneration as a director, officer, employee or agent of the Corporation or an affiliate; or

      (b)   is for indemnity or insurance under section 124 of the Act.

INDEMNIFICATION AND PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

34. Liability

      No director or officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer or employee of the Corporation, or for joining any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortuous acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his office or in relation thereto, provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act or from liability for any breach thereof.

35. Indemnification

      Subject to the Act, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation, or another individual who acts or acted at the Corporation's request as a director or officer, or an individual acting in a similar capacity, of another entity against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity if:

      (a) he acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as a director of officer or in a similar capacity at the Corporation's request; and

      (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual's conduct was lawful.

      The Corporation shall advance the necessary moneys to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to previously. The individual shall repay the moneys if the individual does not fulfill the previously named conditions.

      The Corporation shall also indemnify such person in such other circumstances as the Act permits or requires. Nothing in this by-law shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of this by-law.

36. Insurance

      Subject to the Act, the Corporation may purchase and maintain insurance for the benefit of an individual referred to in section 35 against any liability incurred by the individual in his capacity as a director or officer of the Corporation or in the individual's capacity as a director or officer, or similar capacity, of another entity (as such term is defined in the Act), if the individual acts or acted in that capacity at the Corporation's request.

MEETINGS OF SHAREHOLDERS

37. Annual Meeting

      Subject to compliance with section 133 of the Act, the annual meeting of the shareholders shall be convened on such day in each year and at such time as the board of directors may by resolution determine. The directors of the Corporation shall call an annual meeting of shareholders not later than fifteen
(15) months after holding the last preceding annual meeting but no later than six (6) months after the end of the Corporation's preceding financial year.

38. Special Meetings

      Other meetings of the shareholders may be convened by order of the chairman of the board, the president or a vice-president who is a director or by the board of directors, to be held at such time and place as may be specified in such order.

      Special meetings of shareholders may also be called by written requisition to the board of directors signed by shareholders holding between them not less than five percent (5%) of the outstanding shares of the capital of the Corporation entitled to vote thereat. Such requisition shall state the business to be transacted at the meeting and shall be sent to each director and to the registered office of the Corporation.

      Except as otherwise provided in subsection 143(3) of the Act, it shall be the duty of the board of directors, on receipt of such requisition, to cause the meeting to be called by the secretary of the Corporation.

      If the board of directors does not, within twenty-one (21) days after receiving such requisition call a meeting, any shareholder who signed the requisition may call the meeting.

39. Place of Meetings

      Meetings of shareholders of the Corporation shall be held at the registered office of the Corporation or at such other place in Canada as may be specified in the notice convening such meeting. Notwithstanding the foregoing, a meeting of shareholders may be held at a place outside Canada if the place does not contravene the articles.

40. Notice

      A notice stating the day, hour and place of meeting and, subject to subsection 135(6) of the Act, the general nature of the business to be transacted shall be served to each shareholder who is entitled to vote at such meeting, each director of the Corporation and the auditor of the Corporation no less than twenty-one (21) days or more than sixty (60) days before the meeting. If such notice is served by mail, it shall be directed to the latest address, as shown in the records of the Corporation, of the intended recipient. Notice of any meeting of shareholders or any irregularity in any such meeting or in the notice thereof may be waived by any shareholder, the duly appointed proxy of any shareholder, any director or the auditor of the Corporation in any manner that a notice can be given to the Corporation or by any other manner, and any such waiver may be validly given either before or after the meeting to which such waiver relates.

41. Omission of Notice

      The accidental omission to give notice of any meeting to or the non-receipt of any notice by any person shall not invalidate any resolution passed or any proceeding taken at any meeting of shareholders.

42. Record Date

      The board of directors may, by resolution, fix in advance a date and time as the record date for the determination of the shareholders entitled to receive notice of a meeting of the shareholders and/or to vote at such meeting and/or to receive the financial statements of the Corporation, but such record date shall not precede by more than sixty (60) days or by less than twenty-one (21) days the date on which the meeting is to be held and notice of such record date shall be given not less than seven (7) days before such record date in the manner prescribed in the Act unless waiver in accordance with the Act is obtained.

      If the directors fail to fix in advance a date and time as the record date in respect of all or any of the matters described above for any meeting of the shareholders of the Corporation, the following provisions shall apply, as the case may be:

      (a) the record date for the determination of the shareholders entitled to receive notice of a meeting of shareholders shall be at the close of business on the day immediately preceding the day on which notice is given or sent or, if no notice is given, the day on which the meeting is held;

      (b) the record date for the determination of the shareholders entitled to vote at a meeting of shareholders shall be the day on which the meeting is held or in accordance with subsection 138(3) of the Act, if so determined by the directors; and

      (c) the record date for the determination of the shareholders entitled to receive the financial statements of the Corporation shall be the close of business on the day on which the directors pass the resolution relating thereto.

43. Participation by communication facilities

      Any person entitled to attend a meeting of shareholders may participate in the meeting by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting if the Corporation makes available such a communication facility. A person participating in a meeting by such means is deemed to be present at that meeting. A meeting of shareholders may be held, in accordance with the Act, entirely by telephonic, electronic or other communication facility if the requirements listed previously are met.

44. Votes

      Except in the case of a meeting held by telephonic, electronic or other communication means, voting at a meeting of shareholders shall be by show of hands, except where a ballot is demanded by a shareholder entitled to vote at the meeting. A shareholder may demand a ballot either before or immediately after any vote by show of hands.

      Every question submitted to any meeting of shareholders shall be decided in the first instance, unless a ballot is demanded, on a show of hands, and, in case of an equality of votes, the chairman of the meeting shall not, both on a show of hands and on a ballot, have a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder.

      At any meeting, unless a ballot is demanded, a declaration by the chairman of the meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of votes recorded in favour of or against the motion.

      In the absence of the chairman of the board, the president and every vice-president who is a director, the shareholders present entitled to vote shall choose another director as chairman of the meeting, and if no director is present or if all the directors present decline to take the chair, then the shareholders present shall choose one of their number to be chairman of the meeting.

      If at any meeting a ballot is demanded on the election of a chairman or on the question of adjournment or termination, it shall be taken forthwith without adjournment. If a ballot is demanded on any other question or as to the election of directors, it shall be taken in such manner and either at once or later at the meeting or after adjournment as the chairman of the meeting directs. The result of a ballot shall be deemed to be the resolution of the meeting at which the ballot was demanded. A demand for a ballot may be withdrawn.

      Where a person holds shares as a personal representative, such person or his proxy is the person entitled to vote at all meetings of shareholders in respect of the shares so held by him.

      Where a person mortgages or hypothecates his shares, such person or his proxy is the person entitled to vote at all meetings of shareholders in respect of such shares unless, in the instrument creating the mortgage or hypothec, he has expressly empowered the person holding the mortgage or hypothec to vote in respect of such shares, in which case, subject to the articles, such holder or his proxy is the person entitled to vote in respect of the shares.

      Where two (2) or more persons hold the same share or shares jointly, any one (1) of such persons present at a meeting of shareholders has the right, in the absence of the other or others, to vote in respect of such share or shares, but if more than one (1) of such persons are present or represented by proxy and vote, they shall vote together as one (1) on the share or shares jointly held by them.

      Any vote at a meeting held solely by telephonic, electronic or other communication facility, may be exercised entirely by telephonic, electronic or other communication facility in accordance with the Act.

45. Proxies

      A shareholder, including a shareholder that is a body corporate, entitled to vote at a meeting of shareholders may, by means of a proxy, appoint a proxyholder or one (1) or more alternate proxyholders, who are not required to be shareholders, to attend and act at the meeting in the manner and to the extent authorized by the proxy and with the authority conferred by the proxy.

      An instrument appointing a proxyholder shall be in writing and shall be executed by the shareholder or his attorney authorized in writing or, if the shareholder is a body corporate, either under its seal or by an officer or attorney thereof, duly authorized. A proxy is valid only at the meeting in respect of which it is given or any adjournment thereof.

      Unless the Act requires another form, an instrument appointing a proxyholder may be in the following form:

      "The undersigned shareholder of           hereby appoints
of or failing him,              of              , as the nominee of the
undersigned to attend and act for and on behalf of the undersigned at the meeting of the shareholders of the said Corporation to be held on the day of
,         , and at any adjournment thereof to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment thereof.

      Dated this               day of                       ,             .

                                                     ___________________________
                                                     Signature of Shareholder

NOTE:

      This form of proxy must be signed by a shareholder or his attorney authorized in writing or, if the shareholder is a body corporate, either under its seal or by an officer or attorney thereof duly authorized."

      The directors may from time to time adopt procedures regarding the deposit of instruments appointing a proxyholder at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such instruments to be sent before the meeting or adjourned meeting to the Corporation or any agent of the Corporation for the purpose of receiving such particulars and providing that instruments appointing a proxyholder so lodged may be voted upon as though the instruments themselves were produced at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The chairman of any meeting of shareholders may, subject to any procedure adopted as aforesaid, in his discretion, accept such a communication as to the authority of anyone claiming to vote on behalf of and to represent a shareholder, notwithstanding that no instrument of proxy conferring such authority has been lodged with the Corporation, and any votes given in accordance with such a communication accepted by the chairman of the meeting shall be valid and shall be counted.

46. Adjournment

      The chairman of the meeting may, with the consent of the meeting, adjourn any meeting of shareholders from time to time to a fixed time and place. If a meeting of shareholders is adjourned less than thirty (30) days, it is not necessary to give notice of the adjourned meeting other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one (1) or more adjournments for an aggregate of thirty (30) days or more, notice of the adjournment meeting shall be given as for an original meeting but, unless the meeting is adjourned by one (1) or more adjournments for an aggregate of more than ninety (90) days, the requirements of subsection 149(1) of the Act relating to mandatory solicitation of proxies do not apply.

      Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. The persons who formed a quorum at the original meeting are not required to form a quorum at the adjourned meeting. If there is no quorum present at the adjourned meeting, the original meeting shall be deemed to have terminated forthwith after its adjournment. Any business may be brought before or dealt with at any adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling same.

47. Quorum

      One (1) person present and holding or representing by proxy at least one
(1) issued voting share of the Corporation shall be the required quorum for the choice of a chairman of the meeting and for the adjournment of the meeting; for all other purposes, a quorum for any meeting (unless a different number of shareholders and/or a different number of shares are required to be represented by the Act or by the articles or by the by-law) shall be persons present being not less than two (2) in number and holding or representing by proxy at least 50% of the total voting rights attached to the issued and outstanding shares entitled to vote at such meeting. If a quorum is present at the opening of a meeting of the shareholders, the shareholders present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.

SECURITIES

48. Certificates

      Share certificates (and the form of stock transfer power on the reverse side thereof) shall (subject to compliance with section 49 of the Act) be in such form and be signed by such director(s) or officer(s) as the board of directors may from time to time, by resolution, determine.

49. Registrar and Transfer Agent

      The board of directors may from time to time, by resolution, appoint or remove one (1) or more registrars and/or branch registrars (which may, but need not be, the same person) to keep the register of security holders and/or one (1) or more transfer agents and/or branch transfer agents (which may, but need not be, the same person) to keep the register of transfer, and (subject to the Act) may provide for the registration of issues and the registration of transfers of the securities of the Corporation in one (1) or more places and such registrars and/or branch registrars and/or transfer agents and/or branch transfer agents shall keep all necessary books and registers of the Corporation for the registration of the issuance and the registration of transfers of the securities of the Corporation for which they are so appointed. All certificates issued after any such appointment representing securities issued by the Corporation shall be countersigned by or on behalf of one of the said registrars and/or branch registrars and/or transfer agents and/or branch transfer agents, as the case may be.

50. Surrender of Share Certificates

      No transfer of a share issued by the Corporation shall be recorded or registered unless or until the certificate representing the share to be transferred has been surrendered and cancelled or, if no certificate has been issued by the Corporation in respect of such share, unless or until a duly executed share transfer power in respect thereof has been presented for registration.

51. Defaced, Destroyed, Stolen or Lost Certificates

      If the defacement, destruction or apparent destruction, theft, or other wrongful taking or loss of a share certificate is reported by the owner to the Corporation or to a registrar, branch registrar, transfer agent or branch transfer agent of the Corporation (hereinafter, in this paragraph, called the "Corporation's transfer agent") and such owner gives to the Corporation or the Corporation's transfer agent a written statement verified by oath or statutory declaration as to the defacement, destruction or apparent destruction, theft, or other wrongful taking or loss and the circumstances concerning the same, a request for the issuance of a new certificate to replace the one so defaced, destroyed, wrongfully taken or lost and a bond of a surety company (or other security approved by the board of directors) in such form as is approved by the board of directors or by the chairman of the board, the president, a vice-president, the secretary or the treasurer of the Corporation, indemnifying the Corporation (and the Corporation's transfer agent, if any), against all loss, damage or expense, which the Corporation and/or the Corporation's transfer agent may suffer or be liable for by reason of the issuance of a new certificate to such shareholder, a new certificate may be issued in replacement of the one defaced, destroyed or apparently destroyed, stolen or otherwise wrongfully taken or lost, if such issuance is ordered and authorized by any one (1) of the chairman of the board, the president, a vice-president, the secretary or the treasurer of the Corporation or by resolution of the board of directors.

DIVIDENDS

52. Subject to the relevant provisions of the Act, the board of directors may from time to time, by resolution, declare and the Corporation may pay dividends on its issued shares, subject to the relevant provisions, if any, of the articles.

NOTICES

53. Method of Giving Notices

      Any notice or document to be given pursuant to the Act, the articles or the by-law to a shareholder or director of the Corporation may be sent (a) by prepaid mail addressed to, or may be delivered personally to, the shareholder at the shareholder's latest address as shown in the records of the Corporation or its transfer agent or branch transfer agent and the director at the director's latest address as shown on the records of the Corporation or in the last notice of directors or notice of change of directors filed under the Act, and a notice or document sent in accordance with the foregoing to a shareholder or director of the Corporation shall be deemed to be received by them at the time it would be delivered in the ordinary course of mail unless there are reasonable grounds for believing that the shareholder or director did not receive the notice or document at the time or at all or (b) by electronic means as permitted by, and in accordance with, the Act. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board, if any, in accordance with any information believed by the secretary to be reliable. The foregoing shall not be construed so as to limit the manner or effect of giving notice by any other means of communication otherwise permitted by law.

54. Shares registered in more than one (1) name

      All notices or other documents required to be sent to a shareholder by the Act, the articles or the by-law of the Corporation shall, with respect to any shares in the capital of the Corporation registered in more than one name, be given to whichever of such persons is named first in the records of the Corporation or its transfer agent or branch transfer agent and any notice or other document so given shall be sufficient notice of delivery of such documents to all the holders of such shares.

55. Persons becoming entitled by operation of law

      Every person, who by operation of law, transfer or by any other means whatsoever shall become entitled to any shares in the capital of the Corporation, shall be bound by every notice or other document in respect of such shares which prior to his name and address being entered in the records of the Corporation or its transfer agent or branch transfer agent shall have been duly given to the person or persons from whom he derives his title to such shares.

56. Deceased Shareholder

      Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation or its transfer agent or branch transfer agent shall, notwithstanding that such shareholder be then deceased and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with other persons) until some other person be entered in his stead in the records of the Corporation or its transfer agent or branch transfer agent as the holder or one of the holders thereof and such service shall, for all purposes, be deemed a sufficient service of such notice or other document on his heirs, executors or administrators and all persons, if any, interested with him in such shares.

57. Signatures to Notices

      The signature of any director or officer of the Corporation to any notice may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed or, for the notice given by electronic means, in accordance with section 252.7 of the Act. The foregoing shall not be construed so as to limit the manner or effect of affixing a signature by any other means otherwise permitted by law.

58. Computation of Time

      Where a given number of days' notice or notice extending over any period is required to be given under any provisions of the articles or by-law of the Corporation, the day of service or posting of the notice shall, unless it is otherwise provided, be counted in such number of days or other period and such notice shall be deemed to have been given or sent on the day of service or posting.

59. Proof of Service

      A certificate of any officer of the Corporation in office at the time of the making of the certificate or of a transfer officer of any transfer agent or branch transfer agent of shares of any class of the Corporation as to facts in relation to the mailing or delivery or service of any notice or other documents to any shareholder, director, officer or auditor or publication of any notice or other document, shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation, as the case may be.

CHEQUES, DRAFTS, NOTES, ETC.

60. All cheques, drafts or orders for the payment of money and all notes, acceptances and bills of exchange shall be signed by such officer or officers or other person or persons, whether or not officers of the Corporation, and in such manner as the board of directors may from time to time designate by resolution.

CUSTODY OF SECURITIES

61. All securities, including warrants, owned by the Corporation shall be lodged, in the name of the Corporation, with a chartered bank or a trust company or in a safety deposit box or, if so authorized by resolution of the board of directors, with such other depositaries or in such other manner as may be determined from time to time by the board of directors.

      All securities, including warrants, belonging to the Corporation may be issued and held in the name of a nominee or nominees of the Corporation, and, if issued or held in the names of more than one nominee, shall be held in the names of the nominees jointly with right of survivorship and shall be endorsed in blank with endorsement guaranteed in order to enable transfer thereof to be completed and registration thereof to be effected.

EXECUTION OF CONTRACTS, ETC.

62. Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by any director or any officer of the Corporation, or by any person authorized by resolution of the board of directors. All contracts, documents or instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The board of directors is authorized from time to time, by resolution, to appoint any officer or officers or any other person or persons on behalf of the Corporation, either to sign contracts, documents or instruments in writing generally or to sign specific contracts, documents or instruments in writing. Where the Corporation has only one (1) director and officer being the same person, that person may sign all such contracts, documents or other written instruments.

      The corporate seal, if any, may, when required, be affixed to contracts, documents or instruments in writing, signed as aforesaid, by an officer or officers, person or persons, appointed as aforesaid by resolution of the board of directors.

      The term "contracts, documents or instruments in writing", as used in this by-law, shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, immoveable or moveable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, warrants, bonds, debentures or other securities and all paper writings or their equivalent on all electronic form.

      In particular, without limiting the generality of the foregoing, any director or any officer of the Corporation, or any person authorized by resolution of the board of directors, is hereby authorized to sell, assign, transfer, exchange, convert or convey all shares, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute, under the seal of the Corporation or otherwise, all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying or enforcing or exercising any voting rights in respect of any such shares, bonds, debentures, rights, warrants or other securities. Where the Corporation has only one (1) director and officer, being the same person, that person may perform the functions and exercise the powers herein contemplated.

      The signature or signatures of any officer or director of the Corporation and/or of any person or persons appointed as aforesaid by resolution of the board of directors may, if specifically authorized by resolution of the directors, be printed, engraved, lithographed, otherwise mechanically or electronically reproduced or given in any manner permitted by the law, on all contracts, documents or instruments in writing or in an electronic form, or, subject to subsections 49(4) and 49(5) of the Act, on bonds, debentures or other securities of the Corporation executed or issued by or on behalf of the Corporation. All such contracts, documents or instruments in writing or in an electronic form, or bonds, debentures or other securities of the Corporation on which the signatures of any of the foregoing officers, directors or persons shall be so reproduced, by authorization by resolution of the board of directors shall, subject to subsections 49(4) and 49(5) of the Act, be deemed to have been duly signed by such officers and shall be as valid to all intents and purposes as if they had been signed manually and notwithstanding that the officers, directors or persons whose signature or signatures is or are so reproduced may have ceased to hold office at the date of the delivery or issue of such contracts, documents or instruments in writing or in an electronic form or bonds, debentures or other securities of the Corporation.

DECLARATIONS

63. Any director or any officer of the Corporation, or any person authorized by resolution of the board of directors or any employee authorized by any officer or director of the Corporation, is authorized and empowered to appear and make answer for the Corporation to all writs, orders and interrogatories upon articulated facts issued out of any court and to declare for and on behalf of the Corporation any answer to writs of attachment by way of garnishment in which the Corporation is garnishee, and to make all affidavits and sworn declarations in connection therewith or in connection with any or all judicial proceedings to which the Corporation is a party and to make demands of abandonment or petitions for winding up or bankruptcy orders upon any debtor of the Corporation and to attend and vote at all meetings of creditors of any of the Corporation's debtors and grant proxies in connection therewith.

FISCAL YEAR

64. The fiscal period of the Corporation shall terminate on such day in each year as the board of directors may from time to time, by resolution, determine.